[GRAPHIC OMITTED]                      COMPUTATIONAL MATERIALS FOR RAMP 2000-RZ2
--------------------------------------------------------------------------------







NEW ISSUE COMPUTATIONAL MATERIALS



$174,125,000 (APPROXIMATE)

MORTGAGE LOAN-BACKED CERTIFICATES,
SERIES 2000-RZ2


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
Depositor

RAMP SERIES 2000-RZ2 TRUST
Issuer

RESIDENTIAL FUNDING CORPORATION
Seller and Master Servicer




NOVEMBER 6, 2000





--------------------------------------------------------------------------------
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

 STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER
                                  INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

GENERAL INFORMATION: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

[GRAPHIC OMITTED]                     COMPUTATIONAL MATERIALS FOR RAMP 2000-RZ2
--------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.
                                     Page 11

TRANSACTION SUMMARY (a), (b), (c)

------------------------------------------------------------------------------------------------------------------------------
                                                                       PRINCIPAL      EXPECTED         FINAL
                                   PERCENT                       WAL    LOCKOUT/         FINAL     SCHEDULED         EXPECTED
                                OF POOL            COUPON    TO CALL      WINDOW         DIST.         DIST.          RATINGS
    CLASS                 SIZE     BALANCE           TYPE     (YRS.)      (MOS.)          DATE          DATE      (MDY'S/S&P)
------------------------------------------------------------------------------------------------------------------------------
A-1                $23,293,000      13.31%   Floating (d)       0.90      0 / 18       5/25/02      12/25/13          Aaa/AAA
A-2                $27,438,000      15.68%          Fixed       2.00     17 / 13       5/25/03      11/25/19          Aaa/AAA
A-3                $24,806,000      14.17%          Fixed       3.00     29 / 13       5/25/04       4/25/23          Aaa/AAA
A-4                $43,125,000      24.64%          Fixed       5.00     41 / 45       1/25/08      12/25/27          Aaa/AAA
A-5                $34,463,000      19.69%      Fixed (f)      10.19     85 / 59      11/25/12      12/25/30          Aaa/AAA
                                               Fixed (e),
M-1                $10,500,000       6.00%            (f)       8.17     51 / 93      11/25/12      12/25/30           Aa2/AA
                                               Fixed (e),
M-2                 $5,688,000       3.25%            (f)       8.17     51 / 93      11/25/12      12/25/30             A2/A
                                               Fixed (e),
M-3                 $4,812,000       2.75%            (f)       8.17     51 / 93      11/25/12      12/25/30         Baa2/BBB
------------------------------------------------------------------------------------------------------------------------------
   TOTAL           $174,125,000     99.50%
------------------------------------------------------------------------------------------------------------------------------

        NOTES: (a) The principal balance of each class of Certificates is subject to a 5% variance.
                (b) Prepayment Speed Assumption: 0% building to 18% in 24 months, and remaining constant at 18% thereafter.
                (c) The Certificates will be priced to a 10% cleanup call.
                (d) The lesser of (a) 1-month LIBOR + [_._]% per annum and (b) the Net WAC Cap Rate (initially, [9.963]% per annum).
                (e) Subject to Net WAC Cap Rate.
                (f) The related pass-through rate will increase by 0.50% if the 10% cleanup call is not exercised.

THE COLLATERAL

             Conventional, one- to four-family, fixed-rate mortgage loans secured by first liens on residential - mortgage properties.
             The collateral information presented herein is based on the "Statistical Calculation Date" as of October - 1, 2000. The actual pool balance as of the Closing Date is expected to be approximately $175,000,000.
THE STRUCTURE

     CLASS A-1 TO A-5 CERTIFICATES (COLLECTIVELY, THE "SENIOR CERTIFICATES")

     Classes A-1 to A-5 will pay principal sequentially. Class A-1 will be issued as a floating rate Certificate, and Classes A-2 to A-5 will be issued as fixed rate Certificates

     Classes A-2 to A-5 will be issued as fixed rate Certificates.

     CLASS M CERTIFICATES

     The Class M Certificates will be issued as fixed rate subordinate securities.

HIGHLIGHTS OF THE PROGRAM

     o Generally targeted to borrowers who either (a) wish to finance the full value of their home plus closing costs or
        (b) would prefer not to take cash out of their investments
     o  Requires residual income of at least $1,500
     o  Maximum LTV may be as high as 107%
     o  First-time homebuyers must have a credit score of at least 680
     o Two full appraisals required on credit grades below 620 (or one full appraisal and a field review)
     o Borrower grading system based on lowest common denominator of (a) credit score, (b) prior mortgage history,
        (c) prior foreclosure/bankruptcy history, (d) major adverse credit and
        (e) debt-to-income ratio
     o Financing on non-owner occupied properties as well as the stated income option is only available for borrowers with, among other things, a credit grade of at least 720
     o  No manufactured homes or unique properties
     o  No cash-in-hand allowed
     o  No Section 32 loans allowed

SUMMARY OF TERMS


   DEPOSITOR:                         Residential Asset Mortgage Products, Inc.

   SELLER AND MASTER SERVICER:        Residential Funding Corporation

   MANAGER:                           Bear, Stearns & Co. Inc.

   TRUSTEE:                           The Chase Manhattan Bank

   STATISTICAL CALCULATION DATE:      October 1, 2000

   CUT-OFF DATE:                      November 1, 2000

   CLOSING DATE:                      On or about November 22, 2000

   DISTRIBUTION DATE:                 25th day of each month (or the next
                                      business day), commencing December 26,
                                      2000

   INTEREST PAYMENTS:                 On each Distribution Date holders of the
                                      Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior
                                      Distribution Date that was not paid.

                                      THE CLASS A-1 CERTIFICATES


                                      With respect to any Distribution Date, the Class A-1 Certificates will be entitled to interest accrued from and including the preceding Distribution Date (or from and including the Closing Date in the case of the first Distribution Date) to and including the day prior to the then current Distribution Date (the "Class A-1 Accrual Period"). The trustee will calculate interest on the Class A-1 Certificates on an actual/360 basis.

                                      The coupon on the Class A-1 Certificates will be equal to the lesser of (a) 1-month LIBOR + [_._]% per annum and (b) the Net WAC Cap Rate, payable monthly.

                                      The "Net WAC Cap Rate" will be equal to, with respect to any Distribution Date, the weighted average of the Net Mortgage Rates of the Mortgage Loans. The "Net Mortgage Rate" will be, with respect to any Mortgage Loan, the per annum mortgage rate thereon minus the per annum rates at which the master servicing and subservicing fees are paid, in each case, expressed as a percentage of the stated principal balance of the Mortgage Loans.

                                      THE CLASS A-2, A-3, A-4, A-5, M-1, M-2 AND
                                      M-3 CERTIFICATES

                                      The "accrual period" for the Certificates other than the Class A-1 Certificates will be the calendar month immediately preceding the calendar month in which a Distribution Date occurs.

                                      The trustee will calculate interest on the Certificates, other than the Class A-1 Certificates, based on a 360-day year that consists of twelve 30-day months.

   PRINCIPAL PAYMENTS:                The Class M Certificates will not receive
                                      any principal payments until after the
                                      Stepdown Date or during a Trigger Event, unless the principal balance of the Senior
                                      Certificates is equal to zero.

                                      After the Stepdown Date, so long as a
                                      Trigger Event is not in effect, principal will be paid to the Class A and Class M Certificates as described under the "Priority of Payments."

   REGULAR PAYMENT AMOUNT:            With respect to any Distribution Date, the
                                      "Regular Payment Amount" will be equal to the lesser of:

                                      (a) the sum of (i) each scheduled payment of principal collected by the servicer in the related collection period, (ii) all partial and full principal prepayments applied by the servicer during such collection period, (iii) the principal portion of all net liquidation proceeds and released mortgaged property proceeds received by the servicer during such collection period in respect of any Mortgage Loan, to the extent received on or prior to the date on which such Mortgage Loan becomes a liquidated mortgage loan, (iv) that portion of the purchase price on any repurchased loan allocable to principal and (v) the principal portion of any substitution adjustments required to be deposited in the collection account as of the related determination date; and

                                      (b) the aggregate of the outstanding
                                      principal balances of the Certificates
                                      immediately prior to such Distribution
                                      Date.

   PRIORITY OF PAYMENTS:              The Regular Payment Amount shall be paid
                                      in the following order of priority:

   A. REGULAR PAYMENT AMOUNT          1) To pay accrued and unpaid interest on
                                      the Senior Certificates, pro rata (without any priority);

                                      2) To pay accrued and unpaid interest,
                                      sequentially, on the Class M-1
                                      Certificates, Class M-2 Certificates and the Class M-3 Certificates, in that order;

                                      3) To pay as principal to the Senior
                                      Certificates then entitled to receive
                                      principal, an amount necessary to reduce the aggregate balance of the Senior Certificates to the Senior Optimal Principal Balance;

                                      4) To pay as principal to the Class M-1
                                      Certificates, an amount necessary to
                                      reduce the balance of the Class M-1
                                      Certificates to the Class M-1 Optimal
                                      Principal Balance;

                                      5) To pay as principal to the Class M-2
                                      Certificates, an amount necessary to
                                      reduce the balance of the Class M-2
                                      Certificates to the Class M-2 Optimal
                                      Principal Balance;

                                      6) To pay as principal to the Class M-3
                                      Certificates, an amount necessary to
                                      reduce the balance of the Class M-3
                                      Certificates to the Class M-3 Optimal
                                      Principal Balance;

                                      7) Any remaining amounts shall be paid to the holders of the residual certificates.

   B. EXCESS SPREAD                   Excess Spread shall be paid in the
                                      following order of priority:

                                      1) To pay as principal on the Senior
                                      Certificates, up to the
                                      Overcollateralization Shortfall (i.e., up to the amount necessary to cause the overcollateralization amount to equal the OC Target), an amount necessary to reduce the aggregate balance of the Senior Certificates to the Senior Optimal Principal Balance;
                                      2) To pay as principal on the Class M-1
                                      Certificates, up to the
                                      Overcollateralization Shortfall, an amount necessary to reduce the balance of the Class M-1 Certificates to the Class M-1 Optimal Principal Balance;
                                      3) To pay as principal on the Class M-2
                                      Certificates, up to the
                                      Overcollateralization Shortfall, an amount necessary to reduce the balance of the Class M-2 Certificates to the Class M-2 Optimal Principal Balance;
                                      4) To pay as principal on the Class M-3
                                      Certificates, up to the
                                      Overcollateralization Shortfall, an amount necessary to reduce the balance of the Class M-3 Certificates to the Class M-3 Optimal Principal Balance;
                                      5) To pay any servicer reimbursable
                                      amounts;
                                      6) Any remaining amounts shall be paid to the holders of the residual certificates.


   SENIOR OPTIMAL PRINCIPAL BALANCE:  With respect to each Distribution Date prior to the Stepdown Date, zero; and with respect to any other Distribution Date, and as long as a Trigger Event is not in effect, an amount equal to the aggregate principal balance of the Mortgage Loans as of the preceding collection period minus the greater of (a) [29.50]% of the aggregate principal balance of the Mortgage Loans as of the preceding collection period and (b) 0.50% of the initial pool principal balance.

   CLASS M-1 OPTIMAL PRINCIPAL        With respect to any Distribution Date
   BALANCE:                           prior to the Stepdown Date, zero; and with
                                      respect to any other Distribution Date,
                                      and as long as a Trigger Event is not in effect, the aggregate principal balances of the Mortgage Loans as of the end of the preceding collection period minus the sum of (a) the aggregate of the class principal balance of each class of the Senior Certificates (after taking into account payments made on such Distribution
                                      Date in reduction of such class principal balances) and (b) the greater of (i)
                                      [17.50]% of the aggregate principal
                                      balance of the Mortgage Loans as of the
                                      preceding collection period and (ii) 0.50% of the initial pool principal balance.

   CLASS M-2 OPTIMAL PRINCIPAL
   BALANCE: With respect to any Distribution Date prior to the Stepdown Date, zero; and with respect to any other Distribution Date, and as long as a Trigger Event is not in effect, the aggregate principal balances of the Mortgage Loans as of the end of the preceding collection period minus the sum of (a) the aggregate of the class principal balance of each class of the Senior Certificates and the Class M-1 Certificates (after taking into account payments made on such Distribution Date in reduction of such class principal balances) and (b) the greater of (i) [11.00]% of the aggregate principal balance of the Mortgage Loans as of the preceding collection period and (ii) 0.50% of the initial pool principal balance.

   CLASS M-3 OPTIMAL PRINCIPAL        With respect to any Distribution Date
   BALANCE:                           prior the Stepdown Date, zero; and with
                                      respect to any other Distribution Date,
                                      and as long as a Trigger Event is not in effect, the aggregate principal balance of the Mortgage Loans as of the end of the preceding collection period minus the sum of (a) the aggregate of the class principal balance of each class of Senior
                                      Certificates, Class M-1 Certificates and
                                      Class M-2 Certificates (after taking into account payments made on such Distribution
                                      Date in reduction of such class principal balances) and (b) the greater of (i)
                                      [5.50]% of the aggregate principal balance of the Mortgage Loans as of the preceding collection period and (ii) 0.50% of the initial pool principal balance.

   REALIZED LOSSES:                   Realized losses will be absorbed first by
                                      excess spread, then by the reduction of
                                      the Overcollateralization Amount.
                                      Following the reduction of any
                                      Overcollateralization Amount to zero, any liquidation loss amounts will be applied in reduction of (1) the Class M-3
                                      Certificates until the Class M-3
                                      Certificates have been reduced to zero;
                                      (2) the Class M-2 Certificates until the
                                      Class M-2 Certificates have been reduced to zero; (3) the Class M-1 Certificates until the Class M-1 Certificates have been reduced to zero and (4) the Class A
                                      Certificates until the Class A
                                      Certificates have been reduced to zero.


   STEPDOWN DATE:                     The 'Stepdown Date' will be the later to
                                      occur of:
                                      (1) the Distribution Date in December 2003 or
                                      (2) the first Distribution Date on which the aggregate principal balance of the Class A Certificates is less than or equal to [70.50]% of the aggregate principal balance of the Mortgage Loans.

   TRIGGER EVENT:                     A 'Trigger Event,' with respect to each
                                      Distribution Date after the Stepdown Date, will exist if any of the following conditions are met:
                                      1) 60+ delinquencies exceed [_.__]% of the aggregate principal balance of the
                                      Mortgage Loans, from and including month
                                      36 to month 60;
                                      2) 60+ delinquencies exceed [_.__]%of the aggregate principal balance of the
                                      Mortgage Loans, on and after month 61;
                                      3) Cumulative losses exceed [_.__]% of the initial pool balance, from and including month 36 to month 60; or Cumulative losses exceed [_.__]% of the initial pool balance, on and after month 61.

   CREDIT ENHANCEMENT:                o Subordination: Initially, 12.00% for th
                                      Class A Certificates; 6.00% for the Class
                                      M-1 Certificates and 2.75 % for the Class
                                      M-2 Certificates.

                                      o  Overcollateralization ("OC")
                                           INITIAL (% Orig.)           0.50%
                                           OC TARGET (% Orig.)         2.75%
                                           STEPDOWN (% Current)        5.50%
                                           OC FLOOR (% Orig.)          0.50%

                                      o Excess spread, which will initially be equal to approximately [245] bps per annu (before losses), is expected to be available to cover losses and to build OC commencing on the [January 2000] Distribution Date.

   P&I ADVANCES:                      The Master Servicer will be obligated to
                                      advance, or cause to be advanced, cash
                                      with respect to delinquent payments of
                                      principal and interest on the Mortgage
                                      Loans to the extent that the Master
                                      Servicer reasonably believes that such
                                      cash advances can be repaid from future
                                      payments on the related Mortgage Loans.
                                      These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses.

   MONTHLY FEES:                      Servicing Fee of 0.3157% (approximate) per
                                      annum, payable monthly; Master Servicing
                                      Fee of 0.0500% per annum, payable monthly.

   OPTIONAL CALL:                     The Master Servicer may, at its
                                      option, effect an early redemption or
                                      termination of the Certificates on the
                                      first Distribution Date after the
                                      Distribution Date on which the current
                                      pool principal balance declines to 10% or less of the original pool principal balance.

   STEP-UP COUPON:                    The Class A-5, Class M-1, Class
                                      M-2 and Class M-3 pass-through rates will each increase by 0.50% on the first
                                      Distribution Date after the Distribution
                                      Date on which the aggregate pool principal balance of the Mortgage Loans as of the end of the related collection period declines to 10% or less of the initial pool principal balance.

   REGISTRATION:                      The Certificates will be available in
                                      book-entry form through DTC.

   DENOMINATIONS:                     The Certificates are issuable in minimum
                                      denominations of an original amount of
                                      $25,000 and multiples of $1,000 in excess thereof.

   FEDERAL TAX ASPECTS:               The Trust will be established as a REMIC
                                      for federal income tax purposes.

   ERISA CONSIDERATIONS:              The Class A Certificates may be purchased
                                      by a pension or other employee benefit
                                      plan subject to the Employee Retirement
                                      Income Security Act of 1974 or Section
                                      4975 of the Internal Revenue Code of 1986, or by an entity investing the assets of an employee benefit plan so long as certain conditions are met.

   SMMEA ELIGIBILITY: The Class A Certificates and Class M-1 Certificates will be 'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984.


                          PREPAYMENT SENSITIVITY TABLES
CLASS A-1 (TO CALL/MTY)
-----------------------------------------------------------------------------------------------------
RAMP TO                                 0.00%      9.00%     13.50%     18.00%     22.50%     27.00%
-----------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                     5.83       1.21       1.02       0.90       0.82       0.76

MODIFIED DURATION (YEARS)                4.34       1.12       0.95       0.84       0.77       0.71
FIRST PRINCIPAL PAYMENT              12/25/00   12/25/00   12/25/00   12/25/00   12/25/00   12/25/00
LAST PRINCIPAL PAYMENT                6/25/12   12/25/02    8/25/02    5/25/02    3/25/02    2/25/02
PRINCIPAL LOCKOUT (MONTHS)                  0          0          0          0          0          0
PRINCIPAL WINDOW (MONTHS)                 139         25         21         18         16         15
ILLUSTRATIVE YIELD AT PAR (30/360)      6.943%     6.931%     6.927%     6.927%     6.929%     6.927%
-----------------------------------------------------------------------------------------------------

CLASS A-2 (TO CALL/MTY)
-----------------------------------------------------------------------------------------------------
RAMP TO                                  0.00%      9.00%     13.50%     18.00%     22.50%     27.00%
-----------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                    15.27       3.03       2.35       2.00       1.78       1.62

MODIFIED DURATION (YEARS)                8.98       2.63       2.10       1.81       1.62       1.48
FIRST PRINCIPAL PAYMENT               6/25/12   12/25/02    8/25/02    5/25/02    3/25/02    2/25/02
LAST PRINCIPAL PAYMENT                2/25/19   11/25/04   11/25/03    5/25/03    1/25/03   11/25/02
PRINCIPAL LOCKOUT (MONTHS)                138         24         20         17         15         14
PRINCIPAL WINDOW (MONTHS)                  81         24         16         13         11         10
ILLUSTRATIVE YIELD AT PAR (30/360)      7.215%     7.087%     7.040%     7.004%     6.973%     6.946%
-----------------------------------------------------------------------------------------------------

CLASS A-3 (TO CALL/MTY)
-----------------------------------------------------------------------------------------------------
RAMP TO                                  0.00%      9.00%     13.50%     18.00%     22.50%     27.00%
-----------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                    20.14       5.03       3.69       3.00       2.58       2.29

MODIFIED DURATION (YEARS)               10.28       4.08       3.14       2.61       2.28       2.05
FIRST PRINCIPAL PAYMENT               2/25/19   11/25/04   11/25/03    5/25/03    1/25/03   11/25/02
LAST PRINCIPAL PAYMENT                9/25/22   12/25/06    4/25/05    5/25/04   11/25/03    7/25/03
PRINCIPAL LOCKOUT (MONTHS)                218         47         35         29         25         23
PRINCIPAL WINDOW (MONTHS)                  44         26         18         13         11          9
ILLUSTRATIVE YIELD AT PAR (30/360)      7.313%     7.242%     7.207%     7.176%     7.149%     7.125%
-----------------------------------------------------------------------------------------------------

CLASS A-4 (TO CALL/MTY)
-----------------------------------------------------------------------------------------------------
RAMP TO                                  0.00%      9.00%     13.50%     18.00%     22.50%     27.00%
-----------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                    24.37       8.92       6.37       5.00       4.15       3.58

MODIFIED DURATION (YEARS)               10.89       6.24       4.87       4.02       3.44       3.03
FIRST PRINCIPAL PAYMENT               9/25/22   12/25/06    4/25/05    5/25/04   11/25/03    7/25/03
LAST PRINCIPAL PAYMENT                9/25/27   10/25/13    2/25/10    1/25/08    9/25/06   10/25/05
PRINCIPAL LOCKOUT (MONTHS)                261         72         52         41         35         31
PRINCIPAL WINDOW (MONTHS)                  61         83         59         45         35         28
ILLUSTRATIVE YIELD AT PAR (30/360)      7.542%     7.508%     7.485%     7.463%     7.443%     7.423%
-----------------------------------------------------------------------------------------------------

                                     Page 7


                          PREPAYMENT SENSITIVITY TABLES

CLASS A-5 (TO CALL)
-----------------------------------------------------------------------------------------------------
RAMP TO                                 0.00%      9.00%     13.50%     18.00%     22.50%     27.00%
-----------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                     28.28      17.91      13.13      10.19       8.25       6.93

MODIFIED DURATION (YEARS)               11.09       9.29       7.90       6.76       5.86       5.16
FIRST PRINCIPAL PAYMENT               9/25/27   10/25/13    2/25/10    1/25/08    9/25/06   10/25/05
LAST PRINCIPAL PAYMENT               10/25/29    7/25/21    4/25/16   11/25/12    7/25/10   12/25/08
PRINCIPAL LOCKOUT (MONTHS)                321        154        110         85         69         58
PRINCIPAL WINDOW (MONTHS)                  26         94         75         59         47         39
ILLUSTRATIVE YIELD AT PAR (30/360)      7.871%     7.862%     7.852%     7.841%     7.829%     7.817%
-----------------------------------------------------------------------------------------------------

CLASS A-5 (TO MTY)
-----------------------------------------------------------------------------------------------------
RAMP TO                                  0.00%      9.00%     13.50%     18.00%     22.50%     27.00%
-----------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                    28.45      19.32      14.75      11.59       9.44       7.93

MODIFIED DURATION (YEARS)               11.11       9.53       8.28       7.19       6.31       5.60
FIRST PRINCIPAL PAYMENT               9/25/27   10/25/13    2/25/10    1/25/08    9/25/06   10/25/05
LAST PRINCIPAL PAYMENT                9/25/30    1/25/30    4/25/28   11/25/24    1/25/21   11/25/17
PRINCIPAL LOCKOUT (MONTHS)                321        154        110         85         69         58
PRINCIPAL WINDOW (MONTHS)                  37        196        219        203        173        146
ILLUSTRATIVE YIELD AT PAR (30/360)      7.872%     7.875%     7.878%     7.876%     7.872%     7.865%
-----------------------------------------------------------------------------------------------------



                          PREPAYMENT SENSITIVITY TABLES

CLASS M-1 (TO CALL)
-----------------------------------------------------------------------------------------------------
RAMP TO                                 0.00%      9.00%     13.50%     18.00%     22.50%     27.00%
-----------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                    26.98      14.47      10.52       8.17       6.66       5.63

MODIFIED DURATION (YEARS)               10.52       7.96       6.62       5.62       4.86       4.28
FIRST PRINCIPAL PAYMENT               6/25/24    7/25/08    5/25/06    3/25/05    7/25/04    1/25/04
LAST PRINCIPAL PAYMENT               10/25/29    7/25/21    4/25/16   11/25/12    7/25/10   12/25/08
PRINCIPAL LOCKOUT (MONTHS)                282         91         65         51         43         37
PRINCIPAL WINDOW (MONTHS)                  65        157        120         93         73         60
ILLUSTRATIVE YIELD AT PAR (30/360)      8.289%     8.273%     8.259%     8.244%     8.229%     8.214%
-----------------------------------------------------------------------------------------------------

CLASS M-1 (TO MTY)
-----------------------------------------------------------------------------------------------------
RAMP TO                                  0.00%      9.00%     13.50%     18.00%     22.50%     27.00%
-----------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                    27.07      15.21      11.33       8.86       7.23       6.11

MODIFIED DURATION (YEARS)               10.53       8.07       6.81       5.83       5.08       4.50
FIRST PRINCIPAL PAYMENT               6/25/24    7/25/08    5/25/06    3/25/05    7/25/04    1/25/04
LAST PRINCIPAL PAYMENT                8/25/30    7/25/28   11/25/24    6/25/20   12/25/16    5/25/14
PRINCIPAL LOCKOUT (MONTHS)                282         91         65         51         43         37
PRINCIPAL WINDOW (MONTHS)                  75        241        223        184        150        125
ILLUSTRATIVE YIELD AT PAR (30/360)      8.290%     8.281%     8.275%     8.266%     8.256%     8.244%
-----------------------------------------------------------------------------------------------------

CLASS M-2 (TO CALL)
-----------------------------------------------------------------------------------------------------
RAMP TO                                  0.00%      9.00%     13.50%     18.00%     22.50%     27.00%
-----------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                    26.98      14.47      10.52       8.17       6.66       5.63

MODIFIED DURATION (YEARS)               10.24       7.81       6.52       5.55       4.81       4.24
FIRST PRINCIPAL PAYMENT               6/25/24    7/25/08    5/25/06    3/25/05    7/25/04    1/25/04
LAST PRINCIPAL PAYMENT               10/25/29    7/25/21    4/25/16   11/25/12    7/25/10   12/25/08
PRINCIPAL LOCKOUT (MONTHS)                282         91         65         51         43         37
PRINCIPAL WINDOW (MONTHS)                  65        157        120         93         73         60
ILLUSTRATIVE YIELD AT PAR (30/360)      8.597%     8.579%     8.565%     8.550%     8.534%     8.519%
-----------------------------------------------------------------------------------------------------

CLASS M-2 (TO MTY)
-----------------------------------------------------------------------------------------------------
RAMP TO                                  0.00%      9.00%     13.50%     18.00%     22.50%     27.00%
-----------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                    27.06      15.13      11.20       8.74       7.13       6.02

MODIFIED DURATION (YEARS)               10.24       7.91       6.68       5.72       4.99       4.42
FIRST PRINCIPAL PAYMENT               6/25/24    7/25/08    5/25/06    3/25/05    7/25/04    1/25/04
LAST PRINCIPAL PAYMENT                6/25/30    4/25/27    9/25/22    5/25/18    2/25/15   10/25/12
PRINCIPAL LOCKOUT (MONTHS)                282         91         65         51         43         37
PRINCIPAL WINDOW (MONTHS)                  73        226        197        159        128        106
ILLUSTRATIVE YIELD AT PAR (30/360)      8.597%     8.586%     8.579%     8.568%     8.557%     8.544%
-----------------------------------------------------------------------------------------------------



                          PREPAYMENT SENSITIVITY TABLES


CLASS M-3 (TO CALL)
-----------------------------------------------------------------------------------------------------
RAMP TO                                 0.00%      9.00%     13.50%     18.00%     22.50%     27.00%
-----------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                     26.98      14.47      10.52       8.17       6.66       5.63

MODIFIED DURATION (YEARS)                10.24       7.81       6.52       5.55       4.81       4.24
FIRST PRINCIPAL PAYMENT               6/25/24    7/25/08    5/25/06    3/25/05    7/25/04    1/25/04
LAST PRINCIPAL PAYMENT               10/25/29    7/25/21    4/25/16   11/25/12    7/25/10   12/25/08
PRINCIPAL LOCKOUT (MONTHS)                282         91         65         51         43         37
PRINCIPAL WINDOW (MONTHS)                  65        157        120         93         73         60
ILLUSTRATIVE YIELD AT PAR (30/360)     8.597%     8.579%     8.565%     8.550%     8.534%     8.519%
-----------------------------------------------------------------------------------------------------

CLASS M-3 (TO MTY)
-----------------------------------------------------------------------------------------------------
RAMP TO                                 0.00%      9.00%     13.50%     18.00%     22.50%     27.00%
-----------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                     27.03      14.89      10.92       8.50       6.94       5.86

MODIFIED DURATION (YEARS)                10.24       7.88       6.62       5.65       4.92       4.35
FIRST PRINCIPAL PAYMENT               6/25/24    7/25/08    5/25/06    3/25/05    7/25/04    1/25/04
LAST PRINCIPAL PAYMENT                4/25/30    8/25/25    7/25/20    5/25/16    6/25/13    5/25/11
PRINCIPAL LOCKOUT (MONTHS)                282         91         65         51         43         37
PRINCIPAL WINDOW (MONTHS)                  71        206        171        135        108         89
ILLUSTRATIVE YIELD AT PAR (30/360)     8.597%     8.584%     8.574%     8.561%     8.548%     8.535%
-----------------------------------------------------------------------------------------------------

    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
             THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


          --------------------------------------------------------------
           Current Balance (as of 10/1/00)              $149,564,627.60
           Loan Count                                             1,018
           Average Balance                                     $146,920
           Maximum Balance                                     $399,841
          --------------------------------------------------------------
           WA Gross WAC                                         10.329%
           Range of Gross Coupons                        8.875%-14.500%
           WA Net WAC (%)                                        9.963%
           W Remaining Term (mos)                                   358
           WA Age (mos)                                               2
           WA Orig. Term (mos)                                      360
          --------------------------------------------------------------
           Balloon / Fully Amortizing                   0.00% / 100.00%
           First Lien / Second Lien                     100.00% / 0.00%
          --------------------------------------------------------------
           WA Credit Score                                          723
                580 to 639                                        5.97%
                640 to 679                                        4.74%
                680 to 719                                       24.44%
                720 to 759                                       48.88%
                760 to 799                                       15.79%
                800 or greater                                    0.18%
          --------------------------------------------------------------
           WA Debt-to-Income Ratio                               39.39%
           WA Original LTV                                      102.54%
           Range of Original LTV                         90.00%-107.00%
           % of Pool with Mortgage Insurance                      0.00%
           % of Pool with Prepay Penalties                       34.07%
          --------------------------------------------------------------
          PROPERTY TYPE
           Single Family Detached                                73.61%
           PUD                                                   17.12%
           Condominium                                            8.72%
           Townhouse                                              0.51%
           2-4 Family                                             0.05%
          --------------------------------------------------------------
          OCCUPANCY STATUS
           Owner Occupied                                        96.40%
           Non-Owner Occupied                                     3.60%
          --------------------------------------------------------------
          DOCUMENTATION
           Full Documentation                                    68.43%
           Limited Documentation                                 31.57%
          --------------------------------------------------------------
          LOAN PURPOSE
           Purchase Money                                        96.34%
           Rate/Term Refi                                         2.64%
          --------------------------------------------------------------
          GEOGRAPHIC CONCENTRATION (> 5%)
           California                                            29.12%
           Texas                                                  8.30%
           Florida                                                6.79%
           Miami                                                  5.30%
           Wisconsin                                              5.17%
          --------------------------------------------------------------